Website: www.chinacleanenergyinc.com







China Clean Energy Inc.

中国清洁能源有限公司

Safe Harbor Statement

This presentation contains forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities.

Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Equity Snapshot

CCE inc

OTC BB Quoted:	CCGY
Price (02/7/2007)	$2.50
Market Cap	$53.3 mil
Shares Outstanding:	21.3 mil
Freely Tradable Shares:	2.4 mil
Revenues (9-months to 09/30/2006):	$9.78 mil
Net Profits (9-months to 09/30/2006):	$1.28 mil

Source: Standard & Poor's, Company SEC Filings

Company Overview

- Headquartered in Longtian, Fuqing City, Fujian Province, PRC
- 311,000 square feet ISO-certified production facilities
- 4,800 tons (1.44 mill gallons) per year of biodiesel capacity expected to grow to 10,000 tons (3 mill gallons) in 2007
- 18,000 tons per year of specialty chemicals capacity
- 132 employees
- Aggressive growth plans with a focus on biodiesel fuel





Key Accomplishments



Nov 2006: Started being quoted on OTC BB under ticker symbol: CCGY.

Oct 2006: Consummated a reverse takeover of OTC BB-quoted Hurley Exploration, Inc.

Feb 2006: Became a wholly-owned foreign enterprise ("WOFE").

Dec 2005: Commenced production of biodiesel fuel from cottonseed leavings and yellow grease using proprietary technology.

July 1995: Fujian Zhongde Technology Co., Ltd was organized in Fujian Province of China to produce specialty chemicals from renewable resources.

Public Recognition

China Clean Energy's operating subsidiary has been honored with over 30 achievement awards, including:

Company Honors

- High-Tech Corporation Award, Technology Office of Fujian Province
- Advanced Technology Innovation Honor, CCP Committee of Fuzhou City
- Measure Up Corporation Honor, Technology Supervision Bureau of Fujian Province
- Leading City Corporation Award, Department of Agriculture
- Private Technology Corporation Honor, Fuqing City & Fuzhou City Technology Bureaus
- Excellent Corporation Award, Business Administration Bureau of Fuqing City
- High AAA Credit Corporation Award - China Agriculture Bank

Product Honors

- High Quality Honors for Solid Polyamide Resins, Economic Trade Committee of Fujian
- Excellent New Products for Solid Polyamide Resins, People's Government of Fujian
- Technology Award for Alcohol-Soluble Polyamide Resin; People's Government Fujian
- New Product Award for Alcohol-Soluble Polyamide Resin; People's Government Fuzhou City
- New Product Honor for Dimer Fatty Acid; People's Government Fuzhou City

Investment Highlights

- Emerging Producer of Biodiesel in China
- Low-Cost Manufacture
- Proprietary Technology and Commitment to R&D
- Experienced Management
- Profitable and Rapidly Growing Business
- Enormous demand for renewable energy in China

Advantages of Biodiesel

- Alternative fuel made from renewable resources such as vegetable oil or its waste
- Can be used on any diesel engine with no modification to the engine
- Produces lower carbon monoxide and sulfur emissions
- Safer handling due to higher flashpoint
- Biodegradable
- Strong PRC government support



Biodiesel Opportunity in China

Strong economic growth has fueled demand for energy in general, and fossil diesel in particular, on the back of strong growth in the fleet of motor vehicles.

China nominal GDP (RMB Trillion)



CAGR: 12.9%
25
20
15
10
5
0
9.9
11.0
12.0
13.6
16.0
18.2
20.1
2000
2001
2002
2003
2004
2005
2006E

Source: CEIC, Credit Suisse Research

Motor Vehicles in China (Million)



CAGR: 14.5%
35
30
25
20
15
10
5
0
16.1
18.0
20.5
23.8
26.9
31.6
2000
2001
2002
2003
2004
2005

Source: CEIC, Credit Suisse Research

Biodiesel Opportunity in China

To support robust growth, reduce reliance on imported oil and protect the environment, the Chinese government established a goal for renewable energy to represent 20% of total energy consumption in China by 2020.

Energy Mix in China


2004
Coal 68%
Oil 23%
Gas 3%
Other 6%
2020
Coal and Oil 70%
Gas 10%
Renewable Sources 20%

Chinese Biodiesel Demand Forecast

(Million Tons)


CAGR: 22.6%
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
2005
2010
2020
2030
Diesel Forecast (LHS)
Biodiesel 5% Blend (RHS)

(source: Credit Suisse, IEEJ,US Department of Commerce).

Biodiesel Opportunity in China

Feedstock accounts for 80% of cost of producing biodiesel.

- Chinese biodiesel producers have an inherent cost advantage due to their reliance on waste vegetable oil as feedstock
- Chinese supply of waste vegetable oil is estimated at 3.5 million tons



Cost of Biodiesel
US$/Barrel
$150
$100
$50
$0
$131
Current Diesel Price In China
($96/Barrel)
$67
$38
Waste Oil
Palm Oil
Rapeseed Oil

(source: Credit Suisse, Bio-era estimates).

Early Entrant in Biodiesel

- China Clean Energy is one of only two publicly-traded or publicly-quoted biodiesel producers from China
- Developed a proprietary technology for producing biodiesel fuel from vegetable oil waste that gives it a cost advantage
- Key competitive advantages
  - Vertically-integrated manufacturing process
  - Near 100% utilization of all by-products and salvage stuff
  - Diversified revenue base
  - Strong customer relationships
  - Established supplier relationships
  - Low-cost structure
  - Strong balance sheet
  - Proven management team



Diversified Revenue Base

- Biodiesel Fuel
- Specialty Chemicals
  - Monomer Acid
  - Stearic Acid
  - Dimer Acid
  - Printing Inks
  - Dimer Acid-Based Polyamide Hot Melt Adhesives
  - Low Molecular Weight Liquid Polyamide Resin
  - High Performance Polyamide Hot-Melt Adhesive
  - Alcohol-Soluble Polyamide Resins
  - Benzene-Soluble Polyamide Resins

Revenue Breakdown
First three quarters 2006


Chemicals
74%
Biodiesel
26%

Attractive Specialty Chemicals Niche

- China presents a large and market for specialty chemicals with underlying growth of 6 to 8 percent a year.

- China Clean Energy's intermediary chemical products have a wide array of applications across several industries.

- Premium quality and low costs have allowed for successful expansion into global markets.


中德油墨
ZHONG DE

Strong Customer Relationships

Top Customers

Top 10 International Customers:

1	Hong Kong	Advanced Chemical Co. Ltd
2	Singapore	Air Products Chemical Pte, Ltd.
3	India	Arihant Chemical & Resin Pvt. Ltd.
4	India	Amizara Agencies
5	India	Cray Valley Resin Pvt. Ltd.
6	India	ABC Chemical Pvt. Ltd
7	India	Dujodwala Paper Chemicals Ltd
8	USA	HBG Export Co. Ltd
9	Turkey	Gentug Textile Co. Ltd
10	Saudi Arabia	Ink Products Co. Ltd.

Top 10 Domestic Customers:

1	Fuqing, Fujian	Zhongdong Filling Station
2	Fuqing, Fujian	Risheng Filling Station
3	Fujian	Changnan Qianku Shanlian Ink Shop
4	Guangdong	Huiyang Dachang Industry Ltd.
5	Fujian	Fuzhou Xinqiang Trading Co. Ltd.
6	Fujian	Changnan Longgang Erlian Ink Shop
7	Xinjiang	Urumchi Qixinde Chemical Co. Ltd.
8	Shanghai	Jinyi Printing Co. Ltd
9	Shaanxi	Xianyang Yangshan Chemical Material Co. Ltd
10	Jiangsu	Xuzhou Zugong Tire, Ltd.

Revenue Contribution first 9 months, 2006



Others
52%
Top 10 Domestic
38%
Top 10 Foreign
10%

Revenue Contribution, first 9 months, 2006



Biodiesel
27.4%
Specialty
Chemicals
72.6%

Low Cost Structure

- Near 100% utilization of cottonseed waste, leveraging specialty chemical by-products
- Proprietary technology for producing biodiesel utilizing monomer acid
- Low labor costs



Gross Margin (%)
27.4%
27.6%
27.7%
2004
2005
First 9 months, 2006



Turning Waste into Environmental Friendly Products
Feedstock
Vegetable Oil Factory Waste, Etc.
Biodiesel
Inks
Poly-amides
Asphalt, Burning Oil
Other Products

Proprietary Technology

- **Proprietary method of manufacturing biodiesel from monomer acid (patent pending)**
- **Proprietary and patented multi-purpose polyamide hot-melt adhesive for use in:**
  - Inks
  - Adhering Polyolefin
  - Engineering Plastics
  - Films
  - Pyrocondensation Goods, and Others
- **Proprietary chemical-processing methods**


600
500
400
200
100
40
300
100

Distinguished R&D Advisors

Zicai Liang, *Professor and R&D Advisor*

- Professor, Doctor / Mentor and Master Instructor at Sichuan University Macromolecule Institute and formerly a researcher at Chengdu Technology University. Published over 60 industry papers and 4 patents and has 4 years of research experience in the US as a visiting scholar. Mr. Liang holds a Bachelor's Degree from China Technology University and a Master's Degree from Chengdu Technology University.

Yu Lin, *Professor, Chemical Science Advisor, Inks & Printing*

- Senior Research Scientist at Fujian Province Chemical Institute. Mr. Lin has been awarded several medals for research related to printing technologies. He holds a degree from Fuzhou University Chemical Institute.

Heng Zhang, *Professor, Oil Chemistry Applications Advisor*

- Vice Superintendent of Shanghai Grain Institute. Mr. Zhang is a frequent publisher on the subject of "Dimer Acid Industrialization" and related topics. Mr. Zhang holds a degree from Shanghai Huadong Chemical Institute in Grease Chemistry.

Shengxiong Dong, *Chemical Science Advisor*

- Professor, Doctor / Mentor and Master Mentor at Fuzhou University, Chemistry & Chemical Institute, Member of Fujian Government Safety Production Expert Associate and Director of Fujian Chemical Association. Mr. Dong is a former visiting scholar at the University of California at Davis Chemical Institute and has over 80 professional papers cited in domestic and international publications or conferences. He has won awards for research on chemical separation, membrane science & separation and functional macromolecule material technologies.

Growth Strategy

- Focus on rapidly-expanding biodiesel capacity
- Build on current technology and manufacturing processes expertise
- Continue to improve operational efficiencies
- Leverage the use of chemical by-products
- Build strong brand to capture market share

Biodiesel Focused Expansion Plan

	1st Half 2007	2nd Half 2007	2008	2009
Location	▪ Existing plant expansion	▪ Jiangyin, Fuqing ▪ 20 miles from existing plant ▪ Access to deep sea port and railway	▪ Hebei, close to cotton oil production plants	▪ Xinjiang
Additional Capacity Expansion	▪ 5,200 tons/year of biodiesel (1.6 mill gallons)	▪ 100,000 tons/year (30 million gallons) in two phases	▪ 32,000 tons/year * (9.6 million gallons)	▪ 33,600 tons/year (10.1 mill gallons)
Cumulative Capacity	▪ 10,000 tons/year (3 mill gallons)	▪ 10,000 tons/year (3 mill gallons)	▪ 142,000 tons/year (42.7 mill gallons)	▪ 175,600 tons/year
Expected Construction Start-up	▪ March 2007	▪ First and Second half of 2008	▪ Second half of 2008	▪ Second half of 2009
Investment Requirement	▪ $500,000	▪ $15 million	▪ $6 million	▪ $5 million

*In addition, this facility will also add 50,000 tons/year to specialty chemicals capacity

Experienced Management Team

Tai-ming Ou, *Chairman and CEO*

- Co-founded the Company in 1995. Prior to forming China Clean Energy, Mr. Ou was the Director of General & Administrative Office of Fuqing First Secondary School. Mr. Ou was also in charge of a factory operated by the school. He is a licensed senior economist and has a Bachelor's Degree in mathematics from Fujian Normal University.

Ri-wen Xue, *Chief Operating Officer*

- Joined as Production Manager and shareholder in 2000 and was promoted to Vice General Manager of Operations in December 2003. Mr. Xue was formerly a Director of Credit at Commercial and Industrial Bank of China (CIBC) and an engineer at CMOS Chip Copperize Corporation in Japan (fluent in Japanese). He holds a Bachelor's Degree in Finance Administration from Jimei University.

Gary Zhao, *Chief Financial Officer*

- Joined China Clean Energy in 2006 as Chief Financial Officer. Mr. Zhao's prior experience include Director in Finance Performance Management and Corporate Strategy Consulting at Accenture, CFO at Chinatech International, VP Finance at Sohu.com and Financial Controller at Motorola China. He holds an MBA from the Wharton School at the University of Pennsylvania and a MS from the University of Minnesota and is fluent in English and Mandarin.

Yun He, *Senior Vice President of Sales and Distribution*

- Mr. He participated in the initial financing efforts, became a shareholder in 1995 and was promoted to Deputy General Manager - Sales & Distribution in Dec. 2003. Mr. He is a former resident and international trade executive both in the former Soviet Union and Czechoslovakia. Mr. He holds a Bachelor's degree from Fujian Normal University.

Financials Overview

- **$10 million sales in 2005, $9.8 million from Jan. '06 to Sept. '06**
- **Over 50% sales growth in '05**
- **Over 62% net income growth in '05**
- **Net income margin of 13% in '05, and 12.9% in the first 9 months of 2006**
- **No reliance on government subsidies**



Revenues ($Million)
$6.6
$10.0
$9.8
2004
2005
1st 9 months 2006



Net Income ($Million)
$0.8
$1.3
$1.3
2004
2005
1st 9 months 2006

Summary Financial Data

Pro forma Summary Income Statement

($ in thousands)	9 Months Ended Sept. 30, 06	Years Ended December 31 2005	Years Ended December 31 2004
Revenues	$9,779	$10,040	$6,590
Operating income	2,012	2,059	1,228
Net income	1,263	1,310	774

Source: Company's SEC filings

Summary Financial Data

($ in thousands)

Balance Sheet	09/30/06 (Pro forma)	12/31/05
Cash and Cash Equivalents	$2,608	$3,175
Total Current Assets	4,973	6,028
Total Assets	11,649	10,833
Total Current Liabilities	1,863	2,582
Total Stockholders' Equity	9,786	8,251

Investment Highlights

- Emerging producer in China's biodiesel market
- Low-Cost Manufacturer
- Proprietary Technology and Commitment to R&D
- Experienced Management
- Profitable and Rapidly-Growing Business
- Enormous demand for renewable energy in China

Thank You

CCE inc

China Clean Energy Inc.
c/o Fujian Zhongde Technology Co., Ltd
Fulong Industry Zone
Longtian Town Fuqing City
Fujian, China 35013
Phone: +86-591-85773387

www.chinacleanenergyinc.com



